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                                                                    Exhibit 23.2

              [LETTERHEAD OF PRICEWATERHOUSECOOPERS APPEARS HERE]

                       Consent of Independent Accountants

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated September 17, 1996, relating to the financial statements of Cortelco Puerto Rico, Inc. which appears in such Prospectus.

/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

San Juan, Puerto Rico
April 23, 1999